Exhibit 99.1

Microbot Medical® to Participate at the 38th Annual Roth Conference

Live Webcast of Fireside Q&A Discussion on Monday, March 23, 2026 at 4:00 pm PT as it Nears its Full Market Release of the LIBERTY® in April

HINGHAM, Mass., March 17, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that it will participate in the Roth Annual Growth Conference, being held March 22-24 in Laguna Niguel, CA. The conference is a premier event that brings together growth companies, institutional investors, and industry leaders for presentations, panel discussions, and one-on-one meetings. Harel Gadot, CEO, President & Chairman of Microbot Medical will be presenting live via a fireside Q&A discussion at 4:00 pm PT on Monday, March 23rd. Mr. Gadot will highlight the Company’s recent achievements, and how LIBERTY is a unique and differentiated solution, addressing critical unmet healthcare needs, including physician safety and staffing issues.

The presentation will be a live webcast and may be accessed via the ‘Investors’ section on Microbot Medical’s website at https://ir.microbotmedical.com/. Additionally, Mr. Gadot will be meeting growth-oriented institutional investors and other interested parties on Monday, March 23rd, through a series of pre-scheduled one-on-one meetings. Investors should reach out to their Roth sales representatives or contact mpolyviou@evcgroup.com to schedule a one-on-one meeting.

“We believe the ongoing progress and success of our limited market release, driven by multi-site customer traction and procedural diversity, has validated our strategy to support the full market release, which is on target for next month,” commented Mr. Gadot. “We believe the Roth conference is an ideal stage to showcase this commercial momentum and introduce our differentiated growth story to a diverse audience, to support our current position and future growth.”

LIBERTY is the only FDA cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain. The Company commenced the limited market release of the LIBERTY system in late 2025 and plans for a full market release at the Society of Interventional Radiology (SIR) conference in April 2026, allowing the Company to showcase LIBERTY with the goal to deepen market adoption.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the world’s first FDA cleared single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com